SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C. 20549

                            FORM 8-K/A

                        AMENDMENT NO. 1 TO
                          CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): October 11, 1997




                     THE THORSDEN GROUP, LTD.
      (Exact name of registrant as specified in its charter)



                             DELAWARE
          (State or other jurisdiction of incorporation)



      000-24672                                        33-0611746
(Commission File No.)                                  (IRS Employer
                                                       Identification
                                                       No.)


               4505 South Wasatch Blvd., Suite 340
                    Salt Lake City, Utah 84124
      (Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (801) 424-0044

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     On October 11, 1997, Thorsden Acquisition Corp. ("TAC"), a Utah corporation, was merged with and into Arkona, Inc.("Arkona"), a Utah corporation, pursuant to an Agreement and Plan of Merger, dated October 11, 1997, among TAC, Arkona, and The Thorsden Group, Ltd. ("Thorsden" or the "Registrant"), such agreement referred to herein as the "Merger Agreement". Upon consummation of the merger of TAC with Arkona (the "Merger"), TAC ceased to exist, and Arkona, the surviving corporation, changed its name to Arkona Software, Inc. Thorsden will change its name to Arkona, Inc.(if such name is available in Delaware).

This amendment is filed for the purpose of filing the financial statements of Arkona and pro forma financial information relating to the Merger.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

(b)  PRO FORMA FINANCIAL INFORMATION.

(c)  EXHIBITS.

     2.1 Agreement and Plan of Merger dated October 11, 1997 (Schedules omitted)*

* Previously filed.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE THORSDEN GROUP, LTD.


Dated: December 22, 1997           By:  /s/ Marty Alfred
                                        ------------------------
                                        Marty Alfred
                                        Director of Operations

                   INDEPENDENT AUDITORS' REPORT



To the Board of Directors and Stockholders
ARKONA, LLC
Salt Lake City, Utah


     We have audited the accompanying balance sheet of Arkona, LLC (a development stage company) as of December 31, 1996, and the related statements of operations and members' equity, and cash flows for the period from September 25, 1996 (inception), to December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Arkona, LLC (a development stage company) as of December 31, 1996, and the results of its operations and its cash flows for the period from September 25, 1996 (inception), to December 31, 1996, in conformity with generally accepted accounting principles.



/S/     Pinnock, Robbins, Posey & Richins


September 30, 1997, except
     note 2, which is
     October 7, 1997

                           ARKONA, LLC
                  (A Development Stage Company)

                          BALANCE SHEET

                        December 31, 1996


                              ASSETS


CURRENT ASSETS:
     Cash                                         $   12,793
                                                  -----------
     TOTAL CURRENT ASSETS                             12,793
                                                  -----------
                                                  $   12,793
                                                  ===========

            LIABILITIES AND MEMBERS' EQUITY (DEFICIT)

CURRENT LIABILITIES:
     Accounts payable                             $    3,985
     Customer deposits                                30,000
     Accrued payroll taxes                             6,227
     Advances from members                             3,598
                                                  -----------
     TOTAL CURRENT LIABILITIES                    $   43,810
                                                  -----------

MEMBERS' EQUITY:
     Members' equity (deficit)                       (31,017)
                                                  -----------
     TOTAL MEMBERS' EQUITY (DEFICIT)                 (31,017)
                                                  -----------
                                                  $   12,793
                                                  ===========










         See accompanying notes to financial statements.

                            ARKONA, LLC

                  (A Development Stage Company)

           STATEMENT OF OPERATIONS AND MEMBERS' EQUITY

          FOR THE PERIOD SEPTEMBER 25, 1996 (INCEPTION)
                       TO DECEMBER 31, 1996


OPERATING REVENUE                                      $      -
                                                       ----------

EXPENSES:
     Research and development expenses                     5,716
     Sales and marketing                                   2,528
     Other operating expenses                             23,844
                                                       ----------
                                                          32,088
                                                       ----------

     (LOSS) FROM OPERATIONS                            (  32,088)
                                                       ----------

OTHER INCOME (EXPENSES):
     Interest income                                          71
                                                       ----------
                                                              71
                                                       ----------
NET (LOSS)                                             (  32,088)

MEMBERS' CAPITAL CONTRIBUTION                              1,000
                                                       ----------

MEMBERS' EQUITY (December 31, 1996)                    ($ 32,017)
                                                       ==========









         See accompanying notes to financial statements.

                           ARKONA, LLC
                  (A Development Stage Company)

                     STATEMENT OF CASH FLOWS

          For the Period September 25, 1996 (Inception)
                       to December 31, 1996


CASH FLOWS FROM OPERATING ACTIVITIES:
     Net (loss)                                        $   (32,017)

ADJUSTMENTS TO RECONCILE NET (LOSS) TO
 NET CASH PROVIDED BY OPERATING ACTIVITIES:
     Increase in accounts payable                            3,985
     Increase in accrued payroll taxes                       6,227
                                                       ------------

NET CASH (USED BY) OPERATING ACTIVITIES:                   (21,805)
                                                       ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
     Members' contributions                                  1,000
     Advances from members                                   3,598
     Customer deposits                                      30,000
                                                       ------------

NET CASH PROVIDED BY FINANCING ACTIVITIES                   34,598
                                                       ------------

NET INCREASE IN CASH                                        12,793

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                 -
                                                       ------------

CASH AND CASH EQUIVALENTS AT END OF PERIOD             $    12,793
                                                       ============







         See accompanying notes to financial statements.

                            ARKONA, LLC
                   (A Development Stage Company)

                   NOTES TO FINANCIAL STATEMENTS

1.   Organization and Summary of Significant Accounting Polices

The Company was formed on September 25, 1996 as a Utah Limited Liability Company and is engaged in the development of computer software for future sale to initial target markets of engineering firms, legal firms and certain medical fields. Activities of the Company to this point have been directed toward the development of such proprietary software and marketing, financing and other resources necessary to complete a successful introduction of the product to the marketplace. As such, significant operating activities have not commenced at this time the Company is considered to be in the development stage. The ultimate success of the Company will be dependent on its ability to obtain financing to adequately fund the development and marketing of the product, as well as, successfully completing the technical requirements to prepare the product for market and obtaining a market for distribution.

     a.   Cash and Cash Equivalents

     For purposes of the statement of cash flows, Arkona, LLC considers all unrestricted investments with original maturities of three months or less at time of purchase to be cash equivalents.

     b.   Income Taxes

     The Company has elected to be taxed as a partnership under the provisions of subsection 301.7701-2 of the Internal Revenue Code. Under these provisions, Arkona, LLC generally does not pay federal or state income taxes on its taxable income. The members are liable for individual income taxes on their respective shares of the Company's taxable income.

     c.   Substantial Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

2.   SUBSEQUENT EVENTS

Subsequent to December 31, 1996, the Company agreed to merge with a newly formed corporation, Arkona Corporation (a Utah corporation). This merger will be effected through the contribution of all of the members' stock in Arkona LLC in exchange for stock in Arkona Corporation. The relative membership interest in Arkona Corporation will be effectively the same as that held in Arkona LLC prior to merger.

                            ARKONA, LLC
                   (A Development Stage Company)

             NOTES TO FINANCIAL STATEMENTS (CONTINUED)

On October 7, 1997, the Company also entered into an agreement which provides for the merger of Thorsden Acquisition Corporation, an unrelated company, into Arkona Corporation. Subsequent to this merger and as a part of the agreement, the shareholders of Arkona Corporation will exchange all of their common stock (100% interest) for a combined 70% interest (14,000,000 shares) in The Thorsden Group LTD., the former parent company to Thorsden Acquisition Corporation.

The result of the agreement will be a change in ownership making Arkona Corporation a wholly owned subsidiary of The Thorsden Group LTD. Subsequent to the merger and ownership change, the Corporation name will be changed from Arkona Corporation to Arkona Software, Inc., and The Thorsden Group LTD.'s name will be changed to Arkona, Inc.

3.   EMPLOYEE AGREEMENTS

The Company has entered into Employee Confidentiality, Work Product and Non-Competition Agreements with each of the key members of management. The agreements provide that during the term of employment, the employee will not disclose confidential trademark or corporate information to other parties and clarifies that all work product developed by each employee is owned by the Company. Additionally, for the term of employment and one year after termination, the employee agrees not to solicit or divert business from any client of Arkona nor to participate in a competing business.

4.   CUSTOMER CONTRACT AND CONCENTRATION OF REVENUE

The Company has entered into a contract to develop a software application using the Company's proprietary system. This contract and sale was made to the Company's only customer to date. The contract provides for installment payments at specific dates. As of December 31, 1996, a deposit of $30,000 was advanced on the contract. The total contract amount is $125,000 and was earned and paid in its entirety in 1997.

As an additional provision of the contract, the Company has agreed to pay the customer royalties of two percent of net revenues up to the contract amount ($125,000) and 1% of net revenues thereafter, from subsequent sales or licensing to third parties of the product developed for the customer.

                        Thorsden Group Ltd.

       including the accounts of its wholly-owned subsidiary
                           Arkona, Inc.

                   (A Development Stage Company)

                  Pro Forma Financial Statements

                        September 30, 1997

                  Independent Accountants' Report



To the Directors and Shareholders
Thorsden Group Ltd.


The accompanying pro forma balance sheet of Thorsden Group Ltd., including the accounts of its wholly-owned subsidiary, Arkona, Inc., as of September 30, 1997, and the related pro forma statements of income for the period then ended were not audited by us and accordingly, we do not express an opinion on them.



December 19, 1997        /S/     Mantyla, McReynolds and Associates

                        Thorsden Group Ltd.
       including the accounts of its wholly-owned subsidiary
                           Arkona, Inc.
                   (A Development Stage Company)
                      Pro Forma Balance Sheet
                            (Unaudited)

                              ASSETS


                                                         Pro Forma Giving
                                                         Effect to Private
                                                         Placement Memo.
                                 September 30, 1997      September 30, 1997
                                 ------------------      ------------------

Current Assets
     Cash                        $     5,845             $   1,152,081
     Subscriptions receivable              -                    11,500
     Marketable securities                 -                   837,781
                                 -------------           --------------
          Total Current Assets         5,845                 2,001,362

Equipment, net                           781                       781

Other Assets                           9,374                     9,374
                                 -------------           --------------

TOTAL ASSETS                     $    16,000             $   2,011,517


               LIABILITIES AND STOCKHOLDERS' EQUITY


Current Liabilities
  Accounts payable               $     9,374             $      69,717
  Accrued payroll taxes                   13                        13
                                 -------------           --------------
     Total Current Liabilities         9,387                    69,730

Stockholders' Equity
     Common stock                     16,000                    20,000
     Additional paid in
      capital/(deficit)              (15,000)                1,916,174
     Retained Earnings                 5,613                     5,613
                                 -------------           --------------
     Total Stockholders' Equity        6,613                 1,941,787


TOTAL LIABILITIES AND
 STOCKHOLDERS' EQUITY            $    16,000             $   2,011,517
                                 =============           ==============

    See accompanying notes and Independent Accountants' report

                        Thorsden Group Ltd.
       including the accounts of its wholly-owned subsidiary
                           Arkona, Inc.
                   (A Development Stage Company)
                    Pro Forma Income Statement
                            (Unaudited)


                                                   From Inception          From Inception
                          For the Six              September 25, 1996      September 25, 1996
                          Months Ended                   through                  through
                          September 30, 1997       September 30, 1996      September 30, 1997
                          ------------------       ------------------      ------------------
Revenues                  $     125,000            $        -              $    125,000
                          --------------           -------------           -------------

Expenses:

Sales, general and
administrative expense           33,305                     -                    77,569

Research and development         18,201                     -                    24,276
                          --------------           -------------           -------------
     Total Expenses              51,506                     -                   101,845
                          --------------           -------------           -------------

Income From Operations           73,494                     -                    23,155

Other Income (Interest)             169                     -                       210
                          --------------           -------------           -------------
Net Income                $      73,663            $        -              $     23,365
                          ==============           =============           =============
Net Income per Share      $        0.01            $        -              $       0.01
                          ==============           =============           =============
Weighted Average Number
of Shares Outstanding        16,000,000                 424,500               8,212,250
                          ==============           =============           =============







           See accompanying notes and Independent Accountants' report

                        Thorsden Group Ltd.
       including the accounts of its wholly-owned subsidiary
                           Arkona, Inc.
                   (A Development Stage Company)
              Notes to Pro Forma Financial Statements
                        September 30, 1997


Note 1  ORGANIZATION AND MERGER

The Thorsden Group, Ltd. ("Thorsden"), a Delaware corporation, was incorporated June 11, 1992. Thorsden's activities since inception have been limited to organizational matters. For the purpose of merging with Arkona, Inc., a private Utah corporation, in an agreement dated October 7, 1997, Thorsden formed a wholly owned subsidiary titled Thorsden Acquisition Corp. An Agreement and Plan of Merger was executed on October 7, 1997, resulting in a reverse triangular merger, accounted for herein as a purchase. The merger resulted in Thorsden Acquisition Corp. ceasing to exist with the resulting entity operating as a wholly-owned subsidiary of Thorsden Group, Ltd. under the name Arkona, Inc.

Arkona, Inc., was incorporated from a Limited Liability Company ("LLC") on or about September 30, 1997. All of the assets and liabilities of the LLC were transferred into the corporation, and the LLC ceased to exist.

The Agreement and Plan of Merger set forth that Thorsden would issue 14,000,000 shares to Arkona, Inc.'s shareholders. At the time of said issuance, Thorsden had 424,500 shares outstanding and issued an additional 1,575,500 shares to Thorsden's shareholders. Immediately after this issuance Arkona Inc.'s shareholders owned 14,000,000 of the total outstanding of 16,000,000 shares, or 87.5 %.

Also, on October 7, 1997, a Private Placement Memorandum was completed for the combined entity, wherein the Company received cash and marketable securities of approximately $2,000,000, after the costs of the offering.
A total of 4,000,000 additional shares were issued in conjunction with the Private Placement Memorandum. The total current outstanding shares is 20,000,000.